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CINGULAR WIRELESS                                                     Exhibit 21
EXHIBITS

The following companies are doing business under the trade name Cingular or Cingular Wireless.

As of December 31, 2002

                                                                 State Organized
CINGULAR WIRELESS LLC                                                   DE
  BTS Sub I, LLC                                                        DE
  BTS Sub II, LLC                                                       DE
  Salmon PCS LLC                                                        DE
  Peachtree Insurance Company, Ltd. (Bermuda)                        Bermuda
  Cingular Wireless Aviation Holdings, LLC                              DE
  SBC Wireless LLC                                                      DE
    SOUTHWESTERN BELL MOBILE SYSTEMS, LLC                               DE
      Champaign CellTelCo                                               DC
      Cellular Retail Corporation                                       DE
      Worcester Telephone Company                                       NY
        WORCESTER TELEPHONE SUPPLY, LLC                                 DE
      Pine Bluff Cellular, Inc.                                         DE
      Southwestern Bell Wireless, LLC                                   DE
        SWBW B-BAND DEVELOPMENT LLC                                     DE
         Texas RSA 20B2 Limited Partnership                             DE
         San Antonio SMSA Limited Partnership                           DE
           McAllen-Edinburg-Mission SMSA Limited Partnership            DE
             McAllen-Edinburg Mission SMSA Holdings, LLC                DE
             McAllen-Edinburg Mission SMSA Supply Limited               DE
             Partnership
         Cingular Wireless of Texas RSA #11 Limited Partnership         DE
         Cingular Wireless of Texas RSA #16 Limited Partnership         DE
           Texas RSA 16 Holdings, LLC                                   DE
           Texas RSA 16 Supply Limited Partnership                      DE
        ABILENE SMSA LIMITED PARTNERSHIP                                DE
        EASTERN MISSOURI CELLULAR LIMITED PARTNERSHIP                   DE
         Eastern Missouri Cellular Holdings, LLC                        DE
         Eastern Missouri Cellular Supply Limited Partnership           DE
        AMARILLO SMSA LIMITED PARTNERSHIP                               DE
         Amarillo SMSA Holdings, LLC                                    DE
         Amarillo SMSA Supply Limited Partnership                       DE
        KANSAS CITY SMSA LIMITED PARTNERSHIP                            DE
         Kansas City SMSA Holdings, LLC                                 DE
         Kansas City SMSA Supply Limited Partnership                    DE
        CORPUS CHRISTI SMSA LIMITED PARTNERSHIP                         DE
        DALLAS SMSA LIMITED PARTNERSHIP                                 DE
         Dallas SMSA Holdings, LLC                                      DE
         Dallas SMSA Supply Limited Partnership                         DE
        OKLAHOMA CITY SMSA LIMITED PARTNERSHIP                          DE
         Oklahoma City SMSA Supply, LLC                                 DE
        LUBBOCK SMSA LIMITED PARTNERSHIP                                DE
         Lubbock SMSA Holdings, LLC                                     DE
         Lubbock SMSA Supply Limited Partnership                        DE
        ST. JOSEPH SMSA LIMITED PARTNERSHIP                             DE
        TOPEKA SMSA LIMITED PARTNERSHIP                                 DE
        TEXAS RSA 6 LIMITED PARTNERSHIP                                 DE
        MISSOURI RSA 8 LIMITED PARTNERSHIP                              DE
        TEXAS RSA 7B1 LIMITED PARTNERSHIP                               DE
        MISSOURI RSA 9B1 LIMITED PARTNERSHIP                            DE
        TEXAS RSA 9B1 LIMITED PARTNERSHIP                               DE
        OKLAHOMA RSA 3 LIMITED PARTNERSHIP                              DE
        TEXAS RSA 18 LIMITED PARTNERSHIP                                DE
        OKLAHOMA RSA 9 LIMITED PARTNERSHIP                              DE
        TEXAS RSA 19 LIMITED PARTNERSHIP                                DE
        TEXAS RSA 20B1 LIMITED PARTNERSHIP                              DE
        WICHITA SMSA LIMITED PARTNERSHIP                                DE
        TEXAS RSA 9B4 LIMITED PARTNERSHIP                               DE
        MISSOURI RSA 11/12 LIMITED PARTNERSHIP                          DE
         Missouri RSA 11/12 SMSA Holdings, LLC                          DE
         Missouri RSA 11/12 SMSA Supply Limited Partnership             DE
        TEXAS RSA 10B1 LIMITED PARTNERSHIP                              DE
        MIDLAND-ODESSA SMSA LIMITED PARTNERSHIP                         DE
        HOUSTON CELLULAR TELEPHONE COMPANY, L.P.                        TX
         Galveston Cellular Partnership                                 TX
          Galveston Cellular Telephone Company                          DE
        TEXAS RSA 10B3 LIMITED PARTNERSHIP                              DE
        CINGULAR WIRELESS OF AUSTIN LIMITED PARTNERSHIP                 DE
         Austin Cellular Supply Limited Partnership                     DE
         Austin Cellular Holdings, LLC                                  DE

                                                                      Exhibit 21

                                                                 State Organized
        CINGULAR WIRELESS SPECTRUM SUB A LLC                            DE
         Cingular Wireless Spectrum Sub B LLC                           DE
        PACIFIC TELESIS MOBILE SERVICES, LLC                            DE
        PACIFIC BELL WIRELESS NORTHWEST, LLC                            DE
        HOUMA-THIBODAUX CELLULAR PARTNERSHIP                            DC
         Houma-Thibodaux Cellular Supply, LLC                           DE
         Pacific Bell Wireless LLC                                      NV
         Omnipoint Facilities Network 2, LLC                            DE
        AMERITECH MOBILE COMMUNICATIONS, LLC                            DE
        AMERITECH WIRELESS COMMUNICATIONS, LLC                          DE
        DETROIT SMSA                                                    DE
        LIMITED PARTNERSHIP
        MILWAUKEE SMSA LIMITED PARTNERSHIP                              DE
         Milwaukee SMSA Supply, LLC                                     DE
        MADISON SMSA LIMITED PARTNERSHIP                                DE
         Madison SMSA Supply, LLC                                       DE
        CINCINNATI SMSA LIMITED PARTNERSHIP                             DE
        SBC WIRELESS PUERTO RICO, LLC                                   DE
         Beach Holding Corporation                                      DE
           SBC INTERNATIONAL PUERTO RICO, INC. (DE)                     DE
            CCPR Paging, Inc.                                           DE
             CCPR Services, Inc.                                        DE
              CCPR Telecommunications, Inc.                             DE
            San Juan Cellular Telephone Company                         DC
            CCPR of the Virgin Islands, Inc.                            DE
            USVI Paging, Inc.                                           DE
        CINGULAR SUPPLY, L.P.                                           DE
       Cingular Wireless Employee Services, LLC                         DE
       RAM Communications Group, LLC                                    DE
        CINGULAR INTERACTIVE, L.P.                                      DE
       Cingular Wireless Finance Corp.                                  DE
       BellSouth Mobility LLC                                           GA
        BELLSOUTH PERSONAL COMMUNICATIONS, LLC                          DE

        CINGULAR REAL ESTATE HOLDING OF SOUTHEAST, LLC                  GA
        ORLANDO CGSA HOLDINGS, INC.                                     DE
        ORLANDO SMSA LIMITED PARTNERSHIP                                DE
        CHATTANOOGA MSA LIMITED PARTNERSHIP                             DE
         Chattanooga MSA Holdings, Inc.                                 DE
         Chattanooga MSA Supply Limited Partnership                     DE
        DECATUR RSA LIMITED PARTNERSHIP                                 DE
        LAFAYETTE MSA LIMITED PARTNERSHIP                               DE
         Lafayette MSA Supply LLC                                       DE
        LOUISIANA RSA NO. 7 CELLULAR GENERAL PARTNERSHIP                DE
         Louisiana RSA No. 7 Cellular Supply, LLC                       DE
        LOUISIANA RSA NO. 8 LIMITED PARTNERSHIP                         DE
        ACADIANA CELLULAR GENERAL PARTNERSHIP                           DE
         Acadiana Cellular Supply, LLC                                  DE
        WESTEL-INDIANAPOLIS LLC                                         DE
         Bloomington Cellular Telephone Company                         DE
        CELLULAR RADIO OF CHATTANOOGA
        FLORIDA CELLULAR SERVICE, LLC                                   GA
         Jacksonville MSA Limited Partnership                           DE
         Jacksonville MSA Supply, LLC                                   DE
        FLORIDA RSA NO. 2B (INDIAN RIVER) LIMITED PARTNERSHIP           DE
        GEORGIA RSA NO. 1 LIMITED PARTNERSHIP                           DE
         Georgia RSA No. 1 Supply, LLC                                  DE
        GEORGIA RSA NO. 2 LIMITED PARTNERSHIP                           DE
         Georgia RSA No. 2 Supply, LLC                                  DE
        GEORGIA RSA NO. 3 LIMITED PARTNERSHIP                           DE
         Georgia RSA No. 3 Supply, LLC                                  DE
        NORTHEASTERN GEORGIA RSA LIMITED PARTNERSHIP                    DE
        CINGULAR REAL ESTATE HOLDINGS OF GEORGIA, LLC                   GA
        CINGULAR REAL ESTATE HOLDINGS OF ATLANTA, LLC                   GA
        CINGULAR REAL ESTATE HOLDINGS OF LOUISIANA, LLC                 GA
        CINGULAR REAL ESTATE HOLDINGS OF KENTUCKY, LLC                  GA
        CINGULAR WESTEL REAL ESTATE HOLDINGS, LLC                       GA
       Cingular Wireless Roadrunner LLC                                 DE
        ROADRUNNER OPERATING LLC                                        DE
        CINGULAR NEW ENGLAND LICENSE SUB LLC                            DE
        GSM CORRIDOR LLC                                                DE